Security Income Fund
Security Equity Fund
Security Large Cap Value Fund
Security Mid Cap Growth Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated March 7, 2011
to the Prospectus Dated February 1, 2011

The Boards of Directors of Security Mid Cap Growth Fund, Security Large Cap Value Fund, Security Equity Fund, and Security Income Fund have approved a reverse split of the issues and outstanding securities of Classes A, B, and C of each of Security Mid Cap Growth Fund, Security Large Cap Value Fund, the Large Cap Core Series of Security Equity Fund, and the U.S. Intermediate Bond Series of Security Income Fund (each a “Fund,” and together, the “Funds”).

Shareholders of record of the Funds on April 8, 2011, will participate in the reverse split. After the close of markets on April 8, 2011, the Funds will effect a one for four reverse split of each Fund’s issued and outstanding Class A, B and C shares. As a result of the reverse split, every four shares of the Funds will be exchanged for one share of the applicable fund. Accordingly, the number of each Fund’s issued and outstanding shares will decrease by 75% and the Fund’s per share net asset value (“NAV”) will increase four-fold.

The shares of each Fund will be offered on a split-adjusted basis on April 11, 2011. The value of the shareholders’ investment will not be affected by the reverse split. The table below illustrates the effect of a hypothetical one for four reverse split on a shareholder’s investment:

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	100	$ 5.00	$500
Post-Split	25	$20.00	$500

Please Retain This Supplement for Future Reference